                             HAWAIIAN AIRLINES, INC.

                                  OCTOBER 2004

                              FINANCIAL INFORMATION

                             HAWAIIAN AIRLINES, INC.
                  CONDENSED STATEMENT OF OPERATIONS (UNAUDITED)

(Actual amounts in thousands)                 ONE MONTH ENDED   TEN MONTHS ENDED
                                                 OCTOBER 31,       OCTOBER 31,
                                                    2004              2004
                                              ----------------  ----------------
OPERATING REVENUES:
  Passenger.................................. $        53,399   $       587,002
  Charter....................................             514             4,774
  Cargo......................................           2,509            25,457
  Other......................................           2,295            21,949
                                              ----------------  ----------------
    Total....................................          58,717           639,182
                                              ----------------  ----------------
OPERATING EXPENSES:
  Wages and benefits.........................          17,951           190,978
  Aircraft fuel, including taxes and oil.....          12,735           108,470
  Maintenance materials and repairs..........           5,622            43,766
  Aircraft rent..............................           8,733            88,714
  Other rental and landing fees..............           1,962            20,225
  Sales commissions..........................             538             4,145
  Depreciation and amortization..............             628             6,629
  Other......................................          10,716           109,437
                                              ----------------  ----------------
    Total....................................          58,885           572,364
                                              ----------------  ----------------

OPERATING INCOME (LOSS)......................            (168)           66,818
                                              ----------------  ----------------
NONOPERATING INCOME (EXPENSE):
  Reorganization items, net..................          (1,434)         (123,685)
  Interest and amortization of debt expense..             (83)             (245)
  Loss on disposition of equipment...........              (2)              (39)
  Other, net.................................              74               269
                                              ----------------  ----------------
    Total....................................          (1,445)         (123,700)
                                              ----------------  ----------------

NET LOSS BEFORE TAXES........................          (1,613)          (56,882)

INCOME TAXES:
  Income tax benefit (expense)...............             359           (24,313)
                                              ----------------  ----------------

NET LOSS..................................... $        (1,254)  $       (81,195)
                                              ================  ================

                                      -1-

                             HAWAIIAN AIRLINES, INC.
                       CONDENSED BALANCE SHEET (UNAUDITED)

(Actual amounts in thousands)                                     OCTOBER 31,
                                                                     2004
                                                              ------------------
ASSETS
Current Assets:
  Cash and cash equivalents..................................  $        116,120
  Restricted cash............................................            63,885
  Accounts receivable........................................            32,416
  Inventories................................................             7,697
  Prepaid expenses and other.................................            26,038
                                                              ------------------
    Total current assets.....................................           246,156
                                                              ------------------

Noncurrent Assets:
  Property and equipment, less accumulated depreciation......            49,512
  Reorganization value in excess of identifiable assets......            28,320
  Other assets...............................................            35,698
                                                              ------------------
    Total noncurrent assets..................................           113,530
                                                              ------------------

        Total Assets.........................................  $        359,686
                                                              ==================

LIABILITY AND SHAREHOLDERS' DEFICIT
Current Liabilities:
  Current portion of long-term debt..........................  $             12
  Current capital lease obligation...........................                87
  Accounts payable...........................................            50,954
  Accrued liabilities........................................            51,114
                                                              ------------------
  Air traffic liability.......................................          138,274
                                                              ------------------
    Total current liabilities................................           240,441
                                                              ------------------

Noncurrent Liabilities:
  Long-term debt.............................................                35
  Other liabilities and deferred credits.....................           189,453
                                                              ------------------
    Total noncurrent liabilities.............................           189,488
                                                              ------------------

    Total Liabilities........................................           429,929
                                                              ------------------

Liabilities Subject to Compromise............................           216,935
                                                              ------------------

Shareholders' Deficit:
  Common and special preferred stock.........................               278
  Capital in excess of par value.............................            60,084
  Notes receivable from optionholders........................               (69)
  Minimum pension liability adjustment ......................          (112,255)
  Unrealized gain/(loss) on hedge instruments................             1,757
  Accumulated deficit........................................          (236,973)
                                                              ------------------
    Shareholders' Deficit....................................          (287,178)
                                                              ------------------
        Total Liabilities and Shareholders' Deficit..........  $        359,686
                                                              ==================

                                      -2-

                             HAWAIIAN AIRLINES, INC.
                  CONDENSED STATEMENT OF CASH FLOWS (UNAUDITED)

(Actual amounts in thousands)

                                                                  ONE MONTH          TEN MONTHS
                                                                    ENDED              ENDED
                                                                  OCTOBER 31,        OCTOBER 31,
                                                                     2004               2004
                                                                ---------------    ---------------

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net Loss.....................................................  $      (1,254)     $    (81,195)

  Adjustments to reconcile net loss to net cash provided
    by operating activities before reorganization activities:
    Reorganization items, net .................................          1,434           123,685
    Depreciation ..............................................            597             6,283
    Amortization ..............................................             31               346
    Net periodic postretirement benefit cost ..................            374             3,740
    Loss on disposition of property and equipment .............              2                39
    Increase in restricted cash ...............................           (216)          (11,119)
    Decrease in accounts receivable ...........................          9,041             4,486
    Decrease (increase) in inventory ..........................           (150)            1,855
    Decrease (increase) in prepaid expenses and other .........          4,965            (3,607)
    Decrease in accounts payable ..............................         (8,145)           (3,199)
    Increase (decrease) in air traffic liability...............         (3,674)           38,101
    Increase (decrease) in accrued liabilities ................            100            (6,473)
    Other, net ................................................          1,951           (21,826)
                                                                ---------------    ---------------
      Net cash provided by operating activities
        before reorganization activities.......................          5,056            51,116
                                                                ---------------    ---------------

  Reorganization activities:
    Professional fees paid.....................................         (1,681)          (15,520)
    Interest on accumulated cash balances......................            247             2,167
                                                                ---------------    ---------------
      Net cash used by reorganization activities...............         (1,434)          (13,353)
                                                                ---------------    ---------------

      Net cash provided by operating activities................          3,622            37,763
                                                                ---------------    ---------------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of property and equipment .........................         (1,890)           (9,956)
                                                                ---------------    ---------------
      Net cash used in investing activities ...................         (1,890)           (9,956)
                                                                ---------------    ---------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from optionholders notes receivable ................            -               1,491
  Proceeds from issuance of debt ..............................            -                  52
  Repayment of debt ...........................................             (4)              (35)
  Principal payments under capital lease obligation ...........            (91)             (923)
                                                                ---------------    ---------------
    Net cash provided by (used in) financing activities .......            (95)              585
                                                                ---------------    ---------------

    Net increase in cash and cash equivalents .................          1,637            28,392
                                                                ---------------    ---------------

Cash and Cash Equivalents - Beginning of Period ...............        114,483            87,728
                                                                ---------------    ---------------

Cash and Cash Equivalents - End of Period .....................  $     116,120      $    116,120
                                                                ===============    ===============

                                      -3-

                             HAWAIIAN AIRLINES, INC.
                   TRAFFIC STATISTICS (SCHEDULED AND CHARTER)

(Unaudited)
                                          OCTOBER
                                            2004
                                       --------------
SCHEDULED  TOTAL

           PAX                              439,898
           RPMS                         513,812,692
           ASMS                         579,924,223
           LF                                  88.6%

CHARTER
           PAX                                2,029
           RPMS                           4,718,330
           ASMS                           6,380,566
           LF                                  73.9%

SYSTEM TOTAL (INCLUDES CHARTERS)

       REV PAX                              441,927
       RPMS (000)                           518,531
       ASMS (000)                           586,305
       CARGO/MAIL TON MI                  7,737,323
       LOAD FACTOR (%)                         88.4%

                                      -4-